UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2023
Federal Home Loan Bank of Dallas
____________________________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation		000-51405	71-6013989
_____________________ (State or other jurisdiction		_____________ (Commission	______________ (I.R.S. Employer
of incorporation)		File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600
Irving,	Texas		75063-2547
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(214)	441-8500
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2022, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for directorships that commenced on January 1, 2023. Two new directors, Lorraine Palacios and Christopher G. Palmer, were elected to serve on the Bank's Board of Directors. In addition, Dianne W. Bolen and A. Fred Miller, Jr. were each re-elected to serve an additional term on the Bank's Board of Directors. The election of these directors was reported under Item 5.02 of the Bank's Current Report on Form 8-K dated November 7, 2022 and filed with the Commission on November 14, 2022.

At the time of filing the report referenced above, the committees of the Bank's Board of Directors to which Ms. Palacios and Mr. Palmer would be named had not been determined, nor had it been determined whether Ms. Bolen and Mr. Miller would continue to serve on the same board committees that they had served on in 2022.

On December 12, 2022, the 2023 committee assignments for all directors, including Ms. Bolen, Mr. Miller, Ms. Palacios and Mr. Palmer, were approved by the Bank’s Board of Directors. These committee assignments were reported under Item 5.02 of the Bank’s Current Report on Form 8-K/A dated December 12, 2022 and filed with the Commission on December 13, 2022.

The Bank is filing this Form 8-K/A to report that on February 16, 2023 the Bank’s Board of Directors appointed Mr. Palmer to serve on its Strategic Planning, Operations and Technology Committee in addition to the two committees to which he was previously named (Audit Committee and Compensation and Human Resources Committee). There were no other additions or modifications to any of the 2023 board committees.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

Date:	February 22, 2023	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer